                                                                    EXHIBIT 99.3

CASE NAME:      KEVCO HOLDING, INC.                                ACCRUAL BASIS

CASE NUMBER:    401-40785-BJH-11

JUDGE:          BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: MAY 31, 2001
                                         ------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:


/s/ Wilford W. Simpson                                        TREASURER
----------------------------------------               -------------------------
Original Signature of Responsible Party                         Title


WILFORD W. SIMPSON                                           JULY 5, 2001
----------------------------------------               -------------------------
Printed Name of Responsible Party                                Date


PREPARER:


/s/ Dennis S. Faulkner                                   ACCOUNTANT FOR DEBTOR
----------------------------------------               -------------------------
Original Signature of Preparer                                  Title


DENNIS S. FAULKNER                                           JULY 5, 2001
----------------------------------------               -------------------------
Printed Name of Preparer                                         Date

CASE NAME:      KEVCO HOLDING, INC.                            ACCRUAL BASIS - 1

CASE NUMBER:    401-40785-BJH-11


COMPARATIVE BALANCE SHEET

                                                    SCHEDULED             MONTH
ASSETS                                               AMOUNT              MAY-01               MONTH              MONTH
------                                              ---------            ------               -----              -----
1.    Unrestricted Cash                                   232             5,010
2.    Restricted Cash
3.    Total Cash                                          232              5,010                  0                  0
4.    Accounts Receivable (Net)
5.    Inventory
6.    Notes Receivable
7.    Prepaid Expenses
8.    Other (Attach List)                                   0                  0                  0                  0
9.    Total Current Assets                                232              5,010                  0                  0
10.   Property, Plant & Equipment
11.   Less: Accumulated Depreciation/Depletion
12.   Net Property, Plant & Equipment                       0                  0                  0                  0
13.   Due From Insiders
14.   Other Assets - Net of Amortization
      (Attach List)                                95,356,800         85,999,559                  0                  0
15.   Other (Attach List)                          14,496,631         14,496,631                  0                  0
16.   Total Assets                                109,853,663        100,501,200                  0                  0

POST PETITION LIABILITIES

17.   Accounts Payable
18.   Taxes Payable
19.   Notes Payable
20.   Professional Fees
21.   Secured Debt
22.   Other (Attach List)                                                      0                  0                  0
23.   Total Post Petition Liabilities                                          0                  0                  0

PRE PETITION LIABILITIES

24.   Secured Debt (FOOTNOTE)                      75,885,064         38,219,089
25.   Priority Debt
26.   Unsecured Debt
27.   Other (Attach List)                         328,039,345        321,192,806                  0                  0
28.   Total Pre Petition Liabilities              403,924,409        359,411,895                  0                  0
29.   Total Liabilities                           403,924,409        359,411,895                  0                  0

EQUITY

30.   Pre Petition Owners' Equity                                   (294,070,746)
31.   Post Petition Cumulative Profit Or (Loss)                       (2,505,922)
32.   Direct Charges To Equity (FOOTNOTE)                             37,665,973
33.   Total Equity                                                  (258,910,695)                 0                  0
34.   Total Liabilities and Equity                                   100,501,200                  0                  0

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO HOLDING, INC.                                SUPPLEMENT TO

CASE NUMBER:    401-40785-BJH-11                               ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET

                                                    SCHEDULED             MONTH
ASSETS                                               AMOUNT              MAY-01               MONTH              MONTH
------                                            -----------        ----------               -----              -----
A.
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 8                                0                 0                   0                  0

A.      Goodwill: SSS                               6,097,280         6,038,227
B.      Goodwill: Bowen                            13,569,437        13,443,107
C.      Goodwill: BTE                               1,657,846         1,640,963
D.      Goodwill: Shelter                          74,032,237        64,877,262
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                           195,356,800        85,999,559                   0                  0

A.      Investment in Subsidiaries                 14,496,631        14,496,631
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 15                      14,496,631        14,496,631                   0                  0

POST PETITION LIABILITIES

A.
B.
C.
D.
E.
TOTAL OTHER POST PETITION LIABILITIES -  LINE 22                              0                   0                  0

PRE PETITION LIABILITIES

A.      Interco. Payables (FOOTNOTE)              199,539,345       192,692,806
B.      10 3/8% Senior Sub. Notes                 105,000,000       105,000,000
C.      Sr. Sub. Exchangeable Notes                23,500,000        23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                            328,039,345       321,192,806                   0                  0

CASE NAME:      KEVCO HOLDING, INC.                           ACCRUAL BASIS - 2

CASE NUMBER:    401-40785-BJH-11


INCOME STATEMENT

                                                                 MONTH                                              QUARTER
REVENUES                                                        MAY-01             MONTH            MONTH            TOTAL
--------                                                        ------             -----            -----           -------
1.    Gross Revenues                                                                                                      0
2.    Less: Returns & Discounts                                                                                           0
3.    Net Revenue                                                    0                 0                0                 0

COST OF GOODS SOLD

4.    Material                                                                                                            0
5.    Direct Labor                                                                                                        0
6.    Direct Overhead                                                                                                     0
7.    Total Cost Of Goods Sold                                       0                 0                0                 0
8.    Gross Profit                                                   0                 0                0                 0

OPERATING EXPENSES

9.    Officer / Insider Compensation                                                                                      0
10.   Selling & Marketing                                                                                                 0
11.   General & Administrative                                                                                            0
12.   Rent & Lease                                                                                                        0
13.   Other (Attach List)                                                                                                 0
14.   Total Operating Expenses                                       0                 0                0                 0
15.   Income Before Non-Operating
      Income & Expense                                               0                 0                0                 0

OTHER INCOME & EXPENSES

16.   Non-Operating Income (Att List)                                0                 0                0                 0
17.   Non-Operating Expense (Att List)                               0                 0                0                 0
18.   Interest Expense                                                                                                    0
19.   Depreciation / Depletion                                                                                            0
20.   Amortization                                            (218,060)                                            (218,060)
21.   Other (Attach List)                                            0                 0                0                 0
22.   Net Other Income & Expenses                             (218,060)                0                0          (218,060)

REORGANIZATION EXPENSES

23.   Professional Fees                                                                                                   0
24.   U.S. Trustee Fees                                                                                                   0
25.   Other (Attach List)                                                                                                 0
26.   Total Reorganization Expenses                                  0                 0                0                 0
27.   Income Tax                                                                                                          0
28.   Net Profit (Loss)                                       (218,060)                0                0          (218,060)

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO HOLDING, INC.                           ACCRUAL BASIS - 3

CASE NUMBER:    401-40785-BJH-11



CASH RECEIPTS AND                                        MONTH                                          QUARTER
DISBURSEMENTS                                           MAY-01            MONTH           MONTH          TOTAL
-----------------                                       ------            -----           -----         -------
1.   Cash - Beginning Of Month                      SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.   Cash Sales                                                                                                0

COLLECTION OF ACCOUNTS RECEIVABLE

3.   Pre Petition                                                                                              0
4.   Post Petition                                                                                             0
5.   Total Operating Receipts                                0                0               0                0

NON-OPERATING RECEIPTS

6.   Loans & Advances (Interco. Transfer)                                                                      0
7.   Sale of Assets                                                                                            0
8.   Other (Attach List)                                                                                       0
9.   Total Non-Operating Receipts                            0                0               0                0
10.  Total Receipts                                          0                0               0                0
11.  Total Cash Available                                    0                0               0                0

OPERATING DISBURSEMENTS

12.  Net Payroll                                                                                               0
13.  Payroll Taxes Paid                                                                                        0
14.  Sales, Use & Other Taxes Paid                                                                             0
15.  Secured / Rental / Leases                                                                                 0
16.  Utilities                                                                                                 0
17.  Insurance                                                                                                 0
18.  Inventory Purchases                                                                                       0
19.  Vehicle Expenses                                                                                          0
20.  Travel                                                                                                    0
21.  Entertainment                                                                                             0
22.  Repairs & Maintenance                                                                                     0
23.  Supplies                                                                                                  0
24.  Advertising                                                                                               0
25.  Other (Attach List)                                                                                       0
26.  Total Operating Disbursements                           0                0               0                0

REORGANIZATION DISBURSEMENTS

27.  Professional Fees                                                                                         0
28.  U.S. Trustee Fees                                                                                         0
29.  Other (Attach List)                                                                                       0
30.  Total Reorganization Expenses                           0                0               0                0
31.  Total Disbursements                                     0                0               0                0
32.  Net Cash Flow                                           0                0               0                0
33.  Cash - End of Month                                     0                0               0                0

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO HOLDING, INC.              SUPPLEMENT TO ACCRUAL BASIS -3
                                                 MAY, 2001
CASE NUMBER:    401-40785-BJH-11                 CASH RECEIPTS AND DISBURSEMENTS


                                               DIST LP          MFG         MGMT     HOLDING      COMP   KEVCO INC       TOTAL
                                               -------          ---         ----     -------      ----   ---------       -----
 1    CASH-BEGINNING OF MONTH                       --      (66,617)  15,894,069       5,010     6,050       1,000  15,839,512

   RECEIPTS FROM OPERATIONS
 2    CASH SALES                                    --           --                                                         --
   COLLECTION OF ACCOUNTS RECEIVABLE
 3    PRE PETITION                                  --           --                                                         --
 4    POST PETITION                          1,632,245    3,693,478                                                  5,325,723

 5    TOTAL OPERATING RECEIPTS               1,632,245    3,693,478           --          --        --          --   5,325,723

   NON OPERATING RECEIPTS
 6    LOANS & ADVANCES                                           --                                                         --
 7    SALE OF ASSETS                         4,482,109      484,077                                                  4,966,186
 8    OTHER                                     90,909           --      157,652          --        --     106,188     354,749
      INTERCOMPANY TRANSFERS                  (478,997)  (1,518,081)   2,103,266          --        --    (106,188)         --
               SALE EXPENSE REIMBURSEMENT
               LIFE INSURANCE CASH VALUE                                 107,606
               RENT                             32,000
               TAX REFUND                                                                                  106,188
               MISC.                            58,909                                              --
               INTEREST INCOME                                            50,046

 9    TOTAL NON OPERATING RECEIPTS           4,094,021   (1,034,004)   2,260,918          --        --          --   5,320,935

10    TOTAL RECEIPTS                         5,726,266    2,659,474    2,260,918          --        --          --  10,646,658

11    CASH AVAILABLE                         5,726,266    2,592,857   18,154,987       5,010     6,050       1,000  26,486,170

   OPERATING DISBURSEMENTS
12    NET PAYROLL                              700,664      526,941      203,943                                     1,431,548
13    PAYROLL TAXES PAID                                         --      647,797                                       647,797
14    SALES, USE & OTHER TAXES PAID             11,522           --           --                                        11,522
15    SECURED/RENTAL/LEASES                    177,239       36,916       37,642                                       251,797
16    UTILITIES                                 67,692       10,668       66,785                                       145,145
17    INSURANCE                                 14,687           --      490,925                                       505,612
18    INVENTORY PURCHASES                       10,627    1,173,682           --                                     1,184,309
19    VEHICLE EXPENSE                           17,018       16,375           --                                        33,393
20    TRAVEL                                     9,370       25,190          864                                        35,424
21    ENTERTAINMENT                              4,182          524          107                                         4,813
22    REPAIRS & MAINTENANCE                     10,148       28,139           --                                        38,287
23    SUPPLIES                                   1,839       16,336       12,624                                        30,799
24    ADVERTISING                                   --           --           --                                            --
25    OTHER                                  4,701,250      742,608      235,456          --        --          --   5,679,314
             LOAN PAYMENTS                   4,482,109      484,077           --                                     4,966,186
               FREIGHT                          87,851      144,842                                                    232,693
               CONTRACT LABOR                    1,183          346       59,580                                        61,109
               401 K PAYMENTS                                    --       54,196                                        54,196
               PAYROLL TAX ADVANCE ADP                                                                                      --
               WAGE GARNISHMENTS                                                                                            --
               MISC.                           130,107      113,343      121,680                                       365,130

26    TOTAL OPERATING DISBURSEMENTS          5,726,238    2,577,379    1,696,143          --        --          --   9,999,760

   REORGANIZATION DISBURSEMENTS
27    PROFESSIONAL FEES                                          --      196,900                                       196,900
28    US TRUSTEE FEES                                            --                                                         --
29    OTHER                                                                                                                 --
30    TOTAL REORGANIZATION EXPENSE                  --           --      196,900          --        --          --     196,900

31    TOTAL DISBURSEMENTS                    5,726,238    2,577,379    1,893,043          --        --          --  10,196,660

32    NET CASH FLOW                                 28       82,095      367,875          --        --          --     449,998

33    CASH- END OF MONTH                            28       15,478   16,261,944       5,010     6,050       1,000  16,289,510

CASE NAME:      KEVCO HOLDING, INC.                           ACCRUAL BASIS - 4

CASE NUMBER:    401-40785-BJH-11

                                                SCHEDULED            MONTH
ACCOUNTS RECEIVABLE AGING                        AMOUNT             MAY-01            MONTH             MONTH
-------------------------                       ---------           ------            -----             -----
1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable                          0                0                0                 0
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                          0                0                0                 0

AGING OF POST PETITION                                       MONTH:    MAY-01
TAXES AND PAYABLES                                                 -------------


                                0 - 30            31 - 60          61 - 90             91 +
TAXES PAYABLE                    DAYS               DAYS            DAYS               DAYS            TOTAL
                                ------            -------          -------             ----            -----
1.   Federal                                                                                                0
2.   State                                                                                                  0
3.   Local                                                                                                  0
4.   Other (Attach List)             0                  0                0                0                 0
5.   Total Taxes Payable             0                  0                0                0                 0
6.   Accounts Payable                                                                                       0

                                                             MONTH:    MAY-01
STATUS OF POST PETITION TAXES                                      -------------

                                            BEGINNING TAX       AMOUNT                             ENDING TAX
FEDERAL                                      LIABILITY*    WITHHELD AND/OR    (AMOUNT PAID)        LIABILITY
                                            -------------  ---------------    -------------        ----------
1.   Withholding **                                                                                         0
2.   FICA - Employee **                                                                                     0
3.   FICA - Employer **                                                                                     0
4.   Unemployment                                                                                           0
5.   Income                                                                                                 0
6.   Other (Attach List)                                0                                                   0
7.   Total Federal Taxes                                0                0                0                 0

STATE AND LOCAL

8.   Withholding                                                                                            0
9.   Sales                                                                                                  0
10.  Excise                                                                                                 0
11.  Unemployment                                                                                           0
12.  Real Property                                                                                          0
13.  Personal Property                                                                                      0
14.  Other (Attach List)                                                                                    0
15.  Total State And Local                              0                0                0                 0
16.  Total Taxes                                        0                0                0                 0

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  X  does not have related footnotes on Footnotes Supplement.
         ---       ---

CASE NAME:        KEVCO HOLDING, INC.                         ACCRUAL BASIS - 5

CASE NUMBER:      401-40785-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                         MONTH:    MAY-01
                                                               -------------


BANK RECONCILIATIONS                              Account # 1              Account # 2
--------------------                              -----------              -----------
A.   BANK:                                     PNC Bank Delaware                               Other Accounts           TOTAL
B.   ACCOUNT NUMBER:                             56-0359-4656                                  (Attach List)
C.   PURPOSE (TYPE):                             DIP Account
1.   Balance Per Bank Statement                            5,010                                                        5,010
2.   Add: Total Deposits Not Credited                                                                                       0
3.   Subtract: Outstanding Checks                                                                                           0
4.   Other Reconciling Items                                                                                                0
5.   Month End Balance Per Books                           5,010                     0                                  5,010
6.   Number of Last Check Written                          1,023


INVESTMENT ACCOUNTS


                                          DATE OF             TYPE OF
BANK, ACCOUNT NAME & NUMBER              PURCHASE          INSTRUMENT           PURCHASE PRICE           CURRENT VALUE
---------------------------              --------          ----------           --------------           -------------
7.
8.
9.
10.  (Attach List)
11.  Total Investments                                                                       0                       0

CASH

12.  Currency On Hand                                                                                                0
13.  Total Cash - End of Month                                                                                   5,010

This form     does  X  does not have related footnotes on Footnotes Supplement.
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




CASE NAME:      KEVCO HOLDING, INC.                           ACCRUAL BASIS - 6

CASE NUMBER:    401-40785-BJH-11
                                                      MONTH:      MAY-01
                                                            -------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS


                                         TYPE OF                        AMOUNT                   TOTAL PAID
            NAME                         PAYMENT                         PAID                      TO DATE
            ----                         -------                        ------                   ----------
1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To Insiders                                             0                            0

                                  PROFESSIONALS


                                   DATE OF
                                 COURT ORDER                                                                         TOTAL
                                 AUTHORIZING                  AMOUNT               AMOUNT       TOTAL PAID         INCURRED
            NAME                  PAYMENT                   APPROVED                PAID         TO DATE          & UNPAID *
            ----                  -------                   --------               ------       ----------        ----------
1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To
      Professionals                                                0                    0                0                 0

      *   Include all fees incurred, both approved and unapproved


       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS


                                                            SCHEDULED                AMOUNTS              TOTAL
                                                             MONTHLY                  PAID               UNPAID
                                                            PAYMENTS                 DURING               POST
                           NAME OF CREDITOR                   DUE                     MONTH             PETITION
                           ----------------                 ---------                -------            --------
1.
2.
3.
4.
5.    (Attach List)
6.    TOTAL                                                         0                      0                   0

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:         KEVCO HOLDING, INC.                        ACCRUAL BASIS - 7

CASE NUMBER:       401-40785-BJH-11
                                                     MONTH:      MAY-01
                                                           --------------------

QUESTIONNAIRE


                                                                                                              YES         NO
                                                                                                              ---         --
1.  Have any Assets been sold or transferred outside the normal course of business this reporting period?                  X

2.  Have any funds been disbursed from any account other than a debtor in possession account?                              X

3.  Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                                X

4.  Have any payments been made on Pre Petition Liabilities this reporting period?                             X

5.  Have any Post Petition Loans been received by the debtor from any party?                                               X

6.  Are any Post Petition Payroll Taxes past due?                                                                          X

7.  Are any Post Petition State or Federal Income Taxes past due?                                                          X

8.  Are any Post Petition Real Estate Taxes past due?                                                                      X

9.  Are any other Post Petition Taxes past due?                                                                            X

10. Are any amounts owed to Post Petition creditors delinquent?                                                            X

11. Have any Pre Petition Taxes been paid during the reporting period?                                                     X

12. Are any wage payments past due?                                                                                        X


If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

(SEE FOOTNOTE 1, 24 [D])

INSURANCE

                                                                                                           YES         NO
                                                                                                           ---         --
1.  Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?        x

2.  Are all premium payments paid current?                                                                 X

3.  Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

KEVCO HOLDING, INC. HAS NO EMPLOYEES; OPERATES AS A HOLDING COMPANY.

                              INSTALLMENT PAYMENTS


   TYPE OF POLICY                CARRIER             PERIOD COVERED          PAYMENT AMOUNT & FREQUENCY
   --------------                -------             --------------          --------------------------
General Liability            Liberty Mutual           9/1/00-9/1/01           Annual        $313,520
Umbrella                     National Union           6/1/00-9/1/01           Annual        $103,349

This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:          KEVCO HOLDING, INC.                    FOOTNOTES SUPPLEMENT

CASE NUMBER:        401-40785-BJH-11                          ACCRUAL BASIS

                                                           MONTH:   APRIL-01
                                                                 --------------


ACCRUAL
BASIS
FORM           LINE
NUMBER        NUMBER          FOOTNOTE/EXPLANATION
------        ------          --------------------
  1             24            (A) Pursuant to an Asset Purchase Agreement
                              approved by the Court on February 23, 2001 and
                              effective as of the same date among Kevco, Inc.,
                              Kevco Manufacturing, LP, Wingate Management Co.
                              II, LP and Adorn LLC, certain assets and
                              liabilities of Design Components, a division of
                              Kevco Manufacturing, LP (Case No.
                              401-40784-BJH-11), were transferred to Adorn, LLC.
                              At the effective date of purchase, Buyer assumed
                              certain executory contracts, approximately $1.6
                              million of Kevco Manufacturing, LP's unsecured
                              pre-petition liabilities, $3.5 million of accounts
                              receivable, $5 million of inventory and $2.2
                              million (book value) of property and equipment.
                              Payment was made directly to Bank of America, the
                              secured lender, thereby reducing pre-petition
                              secured debt.

  7              4            (B) Pursuant to an Asset Purchase Agreement
                              approved by the Court on April 3, 2001 and
                              effective as of the same date, Universal Forest
                              Products Eastern Division, Inc. purchased the
                              assets (inventory, equipment, machinery and five
                              of the seven facilities at which Sunbelt Wood
                              Components Division operates) of the Sunbelt
                              division of Kevco Manufacturing, L.P.
                              Approximately $ 7 million in sales proceeds were
                              paid directly to Bank of America thereby reducing
                              pre-petition secured debt.

                              (C) Debtor paid $15 million from available cash during April to Bank of America to reduce pre-petition secured debt.

                              (D) Pursuant to an Asset Purchase Agreement approved by the Court on April 25, 2001 and effective as of April 30, 2001, Alliance
                              Investment and Management Company, Inc. purchased most of the assets (inventory, equipment, machinery and two of seven facilities) of the South Region of Kevco Distribution, LP.
                              Approximately $4 million in sales proceeds were paid directly to Bank of America thereby reducing pre-petition secured debt.

  1             27A           Intercompany payables are to co-debtors Kevco
                              Management Co. (Case No. 401-40788-BJH-11), Kevco
                              Distribution, LP (Case No. 401-40789-BJH-11),
                              Kevco Manufacturing, LP (Case No.
                              401-40784-BJH-11), DCM Delaware, Inc. (Case No.
                              401-40787-BJH-11), Kevco, Inc. (Case No.
                              401-40783-BJH-11), Kevco GP, Inc. (Case No.
                              401-40786-BJH-11), and Kevco Components, Inc.
                              (Case No. 401-40790-BJH-11).

  1             32            The direct charges to equity are due to the
                              secured debt reductions pursuant to sales of two
                              of Kevco Manufacturing, L.P.'s operating divisions
                              (Design Components and Sunbelt Wood), and the
                              asset sale of the South Region of Kevco
                              Distribution, as well as a direct cash payment of
                              $15 million (See Footnote 1,24). The secured debt
                              owed to Bank of America by Kevco, Inc. (Case No.
                              401-40783-BJH-11) has been guaranteed by all of
                              its co-debtors (See Footnote 1,27A); therefore,
                              the secured debt is reflected as a liability on
                              all of the Kevco entities. The charge to equity is
                              simply an adjustment to the balance sheet.

  3              1            Pursuant to a February 12, 2001 Order (1)
                              Authorizing Continued Use of Existing Forms and
                              Records; (2) Authorizing Maintenance of Existing
                              Corporate Bank Accounts and Cash Management
                              System; and (3) Extending Time to Comply with 11
                              U.S.C. Section 345 Investment Guidelines, funds in
                              the Bank of America and Key Bank deposit accounts
                              are swept daily into Kevco's lead account number
                              1295026976. The Bank of America lead account is
                              administered by, and held in the name of, Kevco
                              Management Co. (co-debtor, Case No.
                              401-40788-BJH). Accordingly, all cash receipts and
                              disbursements flow through Kevco Management's Bank
                              of America DIP account. A schedule allocating
                              receipts and disbursements among Kevco, Inc. and
                              its subsidiaries is included in this report as a
                              Supplement to Accrual Basis -3. Debtor maintains a
                              petty cash account that is included in the cash
                              supplement schedule.
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